CREDIT SUISSE FIRST BOSTON MORTGAGE
       SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-C1

                                                                    EXHIBIT 99.1
                                                                    PAGE 1 OF 8

ITEM 12. Security Ownership of Certain Beneficial Owners*

As of December 31, 1998, the following persons were known to the Registrant to be the registered owners of more than 5% of the aggregate fractional undivided interest evidenced by each Class of the Certificates referenced below*:

   TITLE               NAME AND ADDRESS               AMOUNT OF BENEFICIAL
  OF CLASS           OF BENEFICIAL HOLDERS        OWNERSHIP (ORIGINAL PRINCIPAL)        % CLASS
  --------           ---------------------        ------------------------------        -------
Class A-1A*    Diana Karenbauer                           $46,700,000                      10.8%
               The Bank of New York
               925 Patterson Plank Road
               Secaucus, NJ 07091

               John Lasher                               $123,575,000                      28.6%
               c/o BT Services Tennessee, Inc.
               648 Grassmere Park Drive
               Nashville, TN 37211

               Orma Trim, Supervisor                      $66,600,000                      15.4%
               Chase Manhattan Bank
               4 New York Plaza, 13th floor
               New York, NY 10004

               Donna Bilicki                              $24,060,000                       5.6%
               Mercantile Bank of St. Louis
               National Association Bond
               P.O. Box 349
               St. Louis, MO 63166

               Jarvis A. McKee                            $24,585,000                       5.7%
               The Northern Trust Company
               801 South Canal C-IN
               Chicago, IL 60607

               Joseph J. Callahan                          47,325,000                      10.9%
               State Street Bank and Trust Company
               1776 Heritage Drive
               Global Corporation Action Unit JAB5NW
               North Quincy, MA 02171

                                                                    PAGE 2 OF 8

   TITLE               NAME AND ADDRESS               AMOUNT OF BENEFICIAL
  OF CLASS           OF BENEFICIAL HOLDERS        OWNERSHIP (ORIGINAL PRINCIPAL)        % CLASS
  --------           ---------------------        ------------------------------        -------
Class A-1B*    Diana Karenbauer                           $94,735,000                       8.9%
               The Bank of New York
               925 Patterson Plank Road
               Secaucus, NJ 07094

               John Lasher                               $177,190,000                      16.7%
               Bankers Tust Company
               c/o BT Services Tennessee, Inc.
               648 Grassmere Park Drive
               Nashville, TN 37211

               Martin Hoosain                             $60,000,000                       5.7%
               Citibank, N.A.
               P.O. Box 30576
               Tampa, Fl 33630-3576

               Credit Suisse First Boston Corporation    $107,650,000                      10.2%
               c/o ADP Proxy Services
               51 Mercedes Way
               Edgewood, New York 11717

               Lou Pagnotta                              $300,000,000                      28.4%
               DB Clearing Services (Deutsche-Morgan
               Grenfell)
               175 Water Street
               New York, NY 10038

               Veronica E. O'Neill                       $104,370,000                       9.8%
               Merrill, Lynch, Pierce, Fenner & Smith
               Safekeeping
               4 Corporate Place
               Corporate Park 287
               Piscataway, NJ 08855

Class A-2MF*   Constance Holloway                        $263,890,000                       100%
               c/o Mellon Bank N.A.
               Three Mellon Bank Center, Rm 153-3015
               Pittsburgh, PA 15259

                                                                    PAGE 3 OF 8

   TITLE               NAME AND ADDRESS               AMOUNT OF BENEFICIAL
  OF CLASS           OF BENEFICIAL HOLDERS        OWNERSHIP (ORIGINAL PRINCIPAL)        % CLASS
  --------           ---------------------        ------------------------------        -------
Class A-X*     Diana Karenbauer                          $255,629,000                        17%
               The Bank of New York
               925 Patterson Plank Road
               Secaucus, NJ 07094

               John Lasher                               $370,807,000                        25%
               Bankers Tust Company
               c/o BT Services Tennessee, Inc.
               648 Grassmere Park Drive
               Nashville, TN 37211

               Rosa Mendez                               $220,409,297                      14.8%
               The Bank of New York/CDC Alpha
               One Wall Street
               New York, NY 10004

               Orma Trim, Supervisor                     $176,770,000                      11.9%
               Chase Manhattan Bank, Trustee
               4 New York Plaza, 13th floor
               New York, NY 10004

               Jarvis A. McKee                            $75,639,000                       5.1%
               The Worthers Trust Company
               801 South Canal C-IN
               Chicago, IL 60607

               David Paldino                             $209,426,000                      14.1%
               SSB - Trust Custody
               225 Franklin Street, M4
               Boston, MA 02110

                                                                    PAGE 4 OF 8

   TITLE               NAME AND ADDRESS               AMOUNT OF BENEFICIAL
  OF CLASS           OF BENEFICIAL HOLDERS        OWNERSHIP (ORIGINAL PRINCIPAL)        % CLASS
  --------           ---------------------        ------------------------------        -------
Class B*       Diana Karenbauer                           $35,000,000                      25.6%
               The Bank of New York
               925 Patterson Plank Road
               Secaucus, NJ 07094

               Orma Trim, Supervisor                      $10,000,000                       7.3%
               Chase Manhattan Bank
               4 New York Plaza, 13th floor
               New York, NY 10004

               Martin Hoosain                             $75,600,000                      55.3%
               Citibank, N.A.
               P.O. Box 30576
               Tampa, Fl 33630-3576

               Jarvis A. McKee                            $10,000,000                       7.3%
               The Northern Trust Company
               801 South Canal C-IN
               Chicago, IL 60607

                                                                    PAGE 5 OF 8

   TITLE               NAME AND ADDRESS               AMOUNT OF BENEFICIAL
  OF CLASS           OF BENEFICIAL HOLDERS        OWNERSHIP (ORIGINAL PRINCIPAL)        % CLASS
  --------           ---------------------        ------------------------------        -------
Class C*       Diana Karenbauer                           $15,000,000                      10.9%
               The Bank of New York
               925 Patterson Plank Road
               Secaucus, NJ 07094

               Constance Holloway                         $35,500,000                      25.9%
               c/o Mellon Bank, N.A.
               Three Mellon Bank Center Rm. 153-3015
               Pittsburgh, PA 35259

               Orma Trim, Supervisor                      $15,000,000                      10.9%
               Chase Manhattan Bank
               4 New York Plaza, 13th floor
               New York, NY 10004

               Marta Hoosian                              $37,000,000                        27%
               Citibank, N.A.
               P.O. Box 30576
               Tampa, Fl 33630-3576

               Jarvis A. McKee                             $8,760,000                       6.4%
               The Northern Trust Company
               801 South Canal C-IN
               Chicago, IL 61607

               Joseph J. Callahan                          $8,760,000                      10.9%
               State Street Bank and Trust Company
               1776 Heritage Drive
               Global Corporate Action Unit JAB5NW
               North Quincy, MA 02171

                                                                    PAGE 6 OF 8

   TITLE               NAME AND ADDRESS               AMOUNT OF BENEFICIAL
  OF CLASS           OF BENEFICIAL HOLDERS        OWNERSHIP (ORIGINAL PRINCIPAL)        % CLASS
  --------           ---------------------        ------------------------------        -------
Class D*       Orma Trim, Supervisor                      $22,010,000                      16.1%
               Chase Manhattan Bank
               4 New York Plaza, 13th floor
               New York, NY 10004

               Lorna McAfee                               $65,000,000                      47.6%
               Morgan Stanley & Co., Incorporated
               One Pierrepont Plaza, 7th floor
               Brooklyn, NY 11201

               Jarvis A. McKee                            $15,000,000                      10.9%
               The Northern Trust Company
               801 South Canal C-IN
               Chicago, IL 60607

               David Paldino                              $25,000,000                      18.3%
               SSB - Trust Custody
               225 Franklin Street, M4
               Boston, MA 02110

                                                                    PAGE 7 OF 8

   TITLE               NAME AND ADDRESS               AMOUNT OF BENEFICIAL
  OF CLASS           OF BENEFICIAL HOLDERS        OWNERSHIP (ORIGINAL PRINCIPAL)        % CLASS
  --------           ---------------------        ------------------------------        -------
Class E*       Diana Karenbauer                            $3,000,000                       8.0%
               The Bank of New York
               925 Patterson Plank Road
               Secaucus, NJ 07094

               Constance Holloway                          $2,090,000                       5.6%
               Boston Safe Deposit and Trust Company
               c/o Mellon Bank, N.A.
               Three Mellon Bank Center, Rm. 153-3015
               Pittsburgh, PA 15259

               Orma Trim                                  $18,060,000                      48.4%
               Chase Manhattan Bank
               4 New York Plaza, 13th floor
               New York, NY 10004

               Joseph J. Callahan                          $2,580,000                       6.9%
               State Street Bank and Trust Company
               1776 Heritage Drive
               Global Corporate Action Unit JAB5NW
               North Quincy, MA 02171

               Jean Fisher                                 $4,370,000                      11.7%
               The Fifth Third Bank
               Dept. 00850 - Proxy
               38 Fountain Square Plaza
               Cincinnati, OH 45263

Class F*       Cede & Co.                                $142,700,000.00                    100%
               55 Water Street
               New York, NY 10041

Class G*       Cede & Co.                                 $18,700,000                       100%
               55 Water Street
               New York, NY 10041

Class H        Credit Suisse Boston Corporation           $29,200,000.00                     59%
               5 World Trade Center, 7th Floor
               New York, New York 10048

                                                                    PAGE 8 OF 8

   TITLE               NAME AND ADDRESS               AMOUNT OF BENEFICIAL
  OF CLASS           OF BENEFICIAL HOLDERS        OWNERSHIP (ORIGINAL PRINCIPAL)        % CLASS
  --------           ---------------------        ------------------------------        -------
               Hare & Co.                                 $8,000,000.00                   16%
               c/o The Bank of New York
               P.O. Box 11203
               New York, New York 10286

               Lennar MBS, Inc.                          $12,400,000.00                   25%
               760 N.W. 107th Avenue, Suite 100
               Miami, Florida


Class I        Credit Suisse Boston Corporation          $18,600,000.00                   75%
               Att: Stewart Hochberg
               5 World Trade Center, 7th Floor
               New York, New York 10048

               Lennar MBS, Inc.                           $6,200,000.00                   25%
               760 N.W. 107th Avenue, Suite 100
               Miami, Florida


Class J        Credit Suisse First Boston Corporation    $37,314,000.00                   75%
               Attn:  Stewart Hochberg
               5 World Trade Center, 7th Floor
               New York, New York  10048

               Nevada Securities Holdings, Inc.          $12,438,297.00                   25%
               760 N.W. 107th Avenue, Suite 100
               Miami, Florida 33172

------------------------

* As of January 2, 1999, the security ownership of the referenced Class of Certificates was registered on the books and records of the Trustee to "Cede & Co.", the Depository Trust Company's nominee. The beneficial ownership of such Class disclosed herein is based on a security positions listing of The Depository Trust Company as of January 2, 1999.